                                                                    Exhibit 4.22
                                                                    ------------

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement"), is made and entered into as of April __, 2006, by and among Synova Healthcare Group, Inc., a Nevada corporation (the "Company"), and the purchasers signatory hereto (each such purchaser, a "Purchaser" and collectively, the "Purchasers").

         WHEREAS, this Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the "Purchase Agreement").

         NOW, THEREFORE, in consideration of the mutual promises of the parties hereto and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

         1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

         "Advice" shall have the meaning set forth in Section 6(c).

         "Agreement" shall refer to this Registration Rights Agreement, as it may be amended or modified.

         "Commission" means the United States Securities and Exchange Commission or its successor federal agency.

         "Effectiveness Period" shall have the meaning set forth in Section
2(a).

         "Effective Date" means, with respect to the Registration Statement required to be filed hereunder, the date that the Registration Statement is declared effective by the Commission.

         "Electing Holder" shall have the meaning set forth in Section 3(a).

         "Filing Date" means, with respect to the Registration Statement required to be filed hereunder, the date that the Registration Statement is first filed with the Commission.

         "Holder" means any person that is the record owner of Registrable Securities (and includes any person that has a beneficial interest in any Registrable Security in book-entry form).

         "Holders" mean every Holder collectively.

         "Indemnified Party" shall have the meaning set forth in Section 5(c).

         "Indemnifying Party" shall have the meaning set forth in Section 5(c).

         "Losses" shall have the meaning set forth in Section 5(a).

         "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "Registrable Securities" means all of the Shares and the Warrant Shares sold under the Purchase Agreement, together with any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

         "Registration Statement" means the registration statements required to be filed hereunder, including (in each case) the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

         "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

         "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

         2.      Registration.

                 (a) On or prior to April 28, 2006, the Company shall prepare and file with the Commission the Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous or delayed basis pursuant to Rule 415. The Registration Statement required hereunder shall be on such form as permitted by the rules and regulations of the Commission which permits the sale of the Registrable Securities by the Holders. The Registration Statement required hereunder shall contain (except if otherwise directed by the Holders or as otherwise directed or requested by the Commission or required by applicable law, rule or regulation) substantially the "Plan of Distribution" attached hereto as Annex A. Notwithstanding the foregoing, the Holders acknowledge that the Registration Statement may include securities of the Company other than those held by or sold to Holders pursuant to the Purchase Agreement. Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event not later than 75 days after the date the Registration Statement is first filed with the Commission, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earliest of (i) the date when all Registrable Securities covered by the Registration Statement have been sold;
(ii) the expiration of the period referred to Rule 144(k) of the Securities Act with respect to all Registrable Securities held by persons that are not Affiliates of the Company; (iii) two years from the Effective Date; or (iv) no Registrable Securities are outstanding (the "Effectiveness Period").

                 (b) Notwithstanding anything to the contrary contained in this Agreement, the Company may (i) upon written notice to all Holders, postpone having the Registration Statement declared effective for a reasonable period not to exceed 30 days if the Company possesses material non-public information, the disclosure of which would have a material adverse effect on the Company and its subsidiaries taken as a whole or would impede the consummation of a proposed or pending material business transaction; provided, however, that such postponement shall be subject to the liquidated damages required under Section 2(c) or (ii) suspend the use of the Prospectus for a period not to exceed 15 days in any 30-day period or an aggregate of 30 days in any 12-month period if the Board of Directors of the Company shall have determined in good faith that because of valid business reasons (not including avoidance of the Company's obligations hereunder), including without limitation the acquisition or divestiture of assets, pending material corporate developments and similar events, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the Electing Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension. If the Company makes a postponement or a suspension pursuant to the terms of clause (ii) of this Section 2(b), the partial liquidated damages set forth in Section 2(c) shall not apply to any such postponement or suspension until the time periods set forth in Section 2(b)(ii) have been exceeded; provided, however, that the Electing Holders shall not be entitled to any liquidated damages under Section 2 if use of the Prospectus was suspended under
Section 2(b)(ii) in connection with negotiations relating to a sale (regardless of the form) of the Company and such negotiations result in a sale (regardless of the form) of the Company pursuant to which the Holders receive proceeds of at least $1.50 per share.

                 (c) If: (i) a Registration Statement is not filed on or prior to April 28, 2006 (if the Company files a Registration Statement without affording the Electing Holders the opportunity to review and comment on the same as required by Section 3(a), the Company shall not be deemed to have satisfied this clause (i)), or (ii) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission for any reason on or before 75 days after the date the Registration Statement is first filed with the Commission, or (iii) other than during the periods for which the Company gives notice under Section 2(b)(ii), which shall be governed by Section 2(b)(ii), after a Registration Statement is first declared effective by the Commission, it ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities, for in any such case 20 consecutive calendar days but no more than an aggregate of 45 calendar days during any 12 month period (which need not be consecutive Trading Days) (any such failure or breach being referred to as an "Event," and for purposes of clause (i) or (ii) the date on which such Event occurs or for purposes of clause (iii) the date on which such 20 or 45 calendar day period, as applicable, is exceeded being referred to as "Event Date"), then in addition to any other rights the Holders may have hereunder or under applicable law, on the first of such Event Dates, the Company shall pay to each Holder (x) upon the occurrence of such Event, an amount, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder, and (y) on each monthly anniversary of such Event Date (if the applicable Event shall not have been cured by such date), the Company shall pay to each Holder an amount, as partial liquidated damages and not as a penalty, equal to 1.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder. Notwithstanding anything to the contrary herein, if the Commission (or any successor) has an unscheduled closure of operations during any Trading Days prior to or during the Effectiveness Period, then, as the case may be, any of the periods above shall be tolled for a number of days equal to the number of days in the period beginning on such closure and ending on the Trading Day when the Commission is open for business, or the deadline for filing or causing the effectiveness of the Registration Statement shall be postponed by such number of days. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a 30-day period prior to the cure of an Event. In lieu of cash, at the option of the Company, such liquidated damages may be paid in shares of Common Stock valued at 85% of the average ten day trading price for a period ended upon the effectiveness of the Registration Statement. If the Company pays such liquidated damages to the Holders in shares of Common Stock under this Section, such Holders shall be entitled to "piggy-back" registration rights with respect to such shares of Common Stock pursuant to, and in accordance with, Section 6(d) of this Agreement; provided, however, that such "piggy-back" registration rights shall not apply with respect to the Registration Statement.

         3.      Registration Procedures.

                 In connection with the Company's registration obligations hereunder, the Company shall:

                 (a) Not less than five (5) Trading Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall, (i) furnish to the Holders copies of all such documents proposed to be filed (including documents incorporated or deemed incorporated by reference to the extent requested by such Person) which documents will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith; provided that the Company is notified of such objection in writing no later than four (4) Trading Days after the Holders have been so furnished copies of such documents. Each Holder agrees to furnish to the Company a signed and completed Notice and Questionnaire in the form attached to this Agreement as Annex B (a "Selling Holder Questionnaire") not less than seven (7) Trading Days prior to the Filing Date or by the end of the fourth (4th) Trading Day following the date on which such Holder receives draft materials in accordance with this Section 3(a). Notwithstanding anything to the contrary contained in this Agreement, no Holder shall be entitled to be named as a selling securityholder in the Registration Statement as of the Effective Time, and no Holder shall be entitled to use the Prospectus forming a part thereof for offers and resales of Registrable Securities at any time, unless such Holder has returned a properly completed and signed Selling Holder Questionnaire to the Company by the deadline for response set forth in the foregoing sentence. Any Holder of Registrable Securities that has returned a properly completed and signed Selling Holder Questionnaire to the Company shall be referred to as an "Electing Holder."

                 (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably possible, upon request, provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

                 (c) Notify the Electing Holders as promptly as reasonably possible (but in any event, within three (3) Trading Days in the case of subparagraphs (i) and (ii) below, and within one (1) Trading Day in the case of subparagraphs (iii), (iv) and (v) below) following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of the Registration Statement and whenever the Commission comments in writing on the Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 (d) Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                 (e) Furnish to each Electing Holder, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

                 (f) Promptly deliver to each Electing Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Electing Holder, Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Electing Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving on any notice pursuant to Section 3(c).

                 (g) Prior to any resale of Registrable Securities by an Electing Holder, use its commercially reasonable efforts to register by coordination or cooperate with the selling Electing Holders in connection with the registration (or exemption therefrom) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep the registration (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

                 (h) If requested in writing by the Electing Holders, cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may so request.

                 (i) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Electing Holders in accordance with clauses (ii) through (v) of Section 3(c) or clause (ii) of Section 2(b) above to suspend the use of any Prospectus, then the Electing Holders shall suspend use of such Prospectus. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

                 (j) Comply with all applicable rules and regulations of the Commission.

                 (k) During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to timely furnish the Company with the information reasonably requested and necessary for the Company to meet its obligations hereunder, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company. If such Holder fails to furnish such information to the Company within seven (7) Trading Days after a written request from the Company, such Holder's name may be removed or excluded from the Registration Statement or Prospectus forming a part thereof.

         4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the trading market on which the Common Stock is then listed or quoted for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. Except as provided in any of the Transaction Documents, in no event shall the Company be responsible for any broker or similar commissions or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

         5.       Indemnification.

                 (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and approved by the Holder for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holders have approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v) or a notice pursuant to Section 2(b)(ii), the use by such Holder of a Prospectus after the Company has notified such Holder in writing of the suspension and prior to the receipt by such Holder of the Advice contemplated in Section 6(c). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

                 (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing to the Company by the Holder specifically for inclusion in the Registration Statement or such Prospectus or (ii) to the extent that (I) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and approved by the Holder for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holders have approved Annex A hereto for this purpose) or
(2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v) or a notice pursuant to Section 2(b)(ii), the use by such Holder of a Prospectus after the Company has notified such Holder in writing of the suspension and prior to the receipt by such Holder of the Advice contemplated in
Section 6(c). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                 (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify' the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

                 An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel reasonably satisfactory to the Indemnifying Party at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party which consent shall not be unreasonably withheld or delayed, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                 (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

                 (e) Limitation. The parties hereto agree that it would not be just and equitable if contribution pursuant to Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(e), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.


                 (f) Other Liability. The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

         6.      Miscellaneous.

                 (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                 (b) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

                 (c) Discontinued Disposition. Each Electing Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c) or a notice pursuant to Section 2(b)(ii), such Electing Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Electing Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

                 (d) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company may send to each Holder a written notice of such determination and, if within fifteen (15) days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

                 (e) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and Holders of at least 50% of the then-outstanding Registrable Securities, unless the waiver or consent effects only the waiving or consenting of one or more particular Holders, in which case such waiver or consent need only be signed by such Holder or Holders.

                 (f) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made in accordance with the provisions of the Purchase Agreement.

                 (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

                 (h) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                 (i) Omnibus Signature Page. The execution and delivery by the parties of an omnibus signature page specifically provided by the Company for such purpose shall be deemed to satisfy all requirements to execute and deliver this Agreement as set forth in Section 6(h) hereof.

                 (j) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined with the provisions of the Purchase Agreement.

                 (k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                 (l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                 (m) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                 (n) Independent Nature of Purchasers' Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

                 IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                                  SYNOVA HEALTHCARE GROUP, INC.



                                            By:_________________________________
                                                  Name:  Stephen King
                                                  Title: Chief Executive Officer



                       [SIGNATURE PAGE OF HOLDER FOLLOWS]

                       PURCHASER SIGNATURE PAGE TO SYNOVA
                          REGISTRATION RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the undersigned have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity:_______________________________________________________

Signature of Authorized Signatory of Investing Entity:__________________________

Name of Authorized Signatory:___________________________________________________

Title of Authorized Signatory:__________________________________________________

Email Address of Authorized Entity:_____________________________________________

                                                                    Exhibit 4.22
                                                                    ------------
                                                                         ANNEX A
                                                TO REGISTRATION RIGHTS AGREEMENT

                                     ANNEX A

                              Plan of Distribution
                              --------------------

         The Selling Stockholders (the "Selling Stockholders") of the common stock ("Common Stock") of Synova Healthcare Group, Inc. (the "Company") and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

         o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

         o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

         o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

         o an exchange distribution in accordance with the rules of the applicable exchange;

         o privately negotiated transactions;

         o settlement of short sales entered into after the date of this prospectus;

         o broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

         o a combination of any such methods of sale;

         o through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise; or

         o any other method permitted pursuant to applicable law.

         The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), if available, rather than under this prospectus.

         Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. Each Selling Stockholder does not expect these commissions and discounts relating to its sales of shares to exceed what is customary in the types of transactions involved.

         In connection with the sale of our Common Stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of our Common Stock short and deliver these securities to close out their short positions, or loan or pledge the Common Stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

         The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

         The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

         Because Selling Stockholders may be deemed to be "underwriters" within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. Each Selling Stockholder has advised us that they have not entered into any agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the resale shares. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

         We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to the prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

         Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to our common stock for a period of two business days prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of our common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.

                                                                    Exhibit 4.22
                                                                    ------------
                                                                         ANNEX B
                                                TO REGISTRATION RIGHTS AGREEMENT

                                     ANNEX B

                          SYNOVA HEALTHCARE GROUP, INC.

                 SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

         The undersigned beneficial owner of common stock, par value $0.001 per share (the "Common Stock"), of Synova Healthcare Group, Inc., a Nevada corporation (the "Company"), (the "Registrable Securities") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of April ___, 2006 (the "Registration Rights Agreement"), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

         In order to have Registrable Securities included in the Registration Statement (or a supplement or amendment thereto), this Selling Securityholder Notice and Questionnaire ("Selling Securityholder Questionnaire") must be completed, executed and delivered to the Company at the address set forth herein for receipt on or before the dates required in the Registration Rights Agreement. Record or beneficial owners of Registrable Securities who do not properly complete, execute and return this Selling Securityholder Questionnaire by such dates (i) will not be named as selling securityholders in the Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

         Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

                                     NOTICE

         The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby elects to include the Registrable Securities owned by him/it and listed below in Item 3 (unless otherwise specified under such Item
3) in the Registration Statement. The undersigned, by signing and returning this Selling Securityholder Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Selling Securityholder Questionnaire and the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

         Upon any sale of Registrable Securities pursuant to the Registration Statement, the Selling Securityholder will be required to deliver to the Company the Notice of Transfer (completed and signed) set forth in Exhibit 1 to this Selling Securityholder Questionnaire.

         The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:
                                  QUESTIONNAIRE

1.       NAME.

         (a) Full Legal Name of Selling Securityholder (if a limited partnership, state the names of the general partners of such limited partnership):

                 _______________________________________________________________

                 _______________________________________________________________

         (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

                 _______________________________________________________________

                 _______________________________________________________________

         (c) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

                 _______________________________________________________________

                 _______________________________________________________________

2.       ADDRESS FOR NOTICES TO SELLING SECURITYHOLDER.

         _______________________________________________________________________

         _______________________________________________________________________

         Telephone:      _______________________________________________________

         Email:          _______________________________________________________

         Fax:            _______________________________________________________

         Contact Person: _______________________________________________________

3.       BENEFICIAL OWNERSHIP OF SECURITIES.

         Except as set forth below in this Item (3), the undersigned Selling Securityholder does not beneficially own any securities of the Company or shares of Common Stock issued upon conversion of any securities.

         (a) Number of Registrable Securities (as defined in the Registration Rights Agreement) beneficially owned:

                 _______________________________________________________________

                 _______________________________________________________________

                 Number of shares of Common Stock (if any) issued upon conversion of securities:

                 _______________________________________________________________

                 _______________________________________________________________

         (b) Number of securities of the Company other than Registrable Securities beneficially owned:

                 _______________________________________________________________

                 _______________________________________________________________

                 Number of shares of Common Stock (if any) issued upon conversion of such other securities:

                 _______________________________________________________________

                 _______________________________________________________________

         (c) Number of Registrable Securities to be included in the Registration Statement (Unless otherwise indicated below, all Registrable Securities listed in response to Item (3)(a) above will be included in the Registration Statement):

                 _______________________________________________________________

                 _______________________________________________________________

                 Number of shares of Common Stock (if any) issued upon conversion of Registrable Securities which are to be included in the Registration Statement:

                 _______________________________________________________________

                 _______________________________________________________________

         (d) Except as set forth above in this Item (3), is the undersigned Selling Securityholder is not the beneficial or record owner of any shares of Common Stock or any other security of the Company?

                 Yes                    No

         (e) If the undersigned Selling Securityholder is the beneficial or record owner of any shares of Common Stock or any other security of the Company, did you acquire such shares or other securities in the ordinary course of business?

                 Yes                    No

                 At the time of purchase of such shares or other securities, did you have any agreements or understandings, directly or indirectly, with any person to distribute the shares or other securities?


                 Yes                    No

                 If yes, please describe such agreements or understandings:

                 _______________________________________________________________

                 _______________________________________________________________

4.       TRANSACTIONS RELATING TO COMPANY COMMON STOCK.

         (a) State whether the undersigned Selling Securityholder has or will enter into "hedging transactions" with respect to shares of Common Stock.

                 Yes                    No

                 If yes, you must provide a complete description of the hedging transactions into which the undersigned Selling Securityholder has entered or will enter and the purpose of such hedging transactions, the extent to which such hedging transactions remain in place:

                 _______________________________________________________________

                 _______________________________________________________________


                 Please note that the Commission may deem short sales of securities covered by a registration statement prior to the effectiveness of such registration statement as a violation of
                 Section 5 of the Securities Act.

         (b) State whether the undersigned Selling Securityholder has sold any of the Registrable Securities or shares of common stock of the Company short since the date of original issuance of the Registrable Securities.

                 Yes                    No

                 If yes, you must provide a complete description of the short sale, including the number of shares of common stock of the Company involved and whether the short position remains in place:

                 _______________________________________________________________

                 _______________________________________________________________

5.       BROKER-DEALER STATUS.

         (a)     Are you a broker-dealer?

                 Yes              No

                 NOTE: If yes, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

         (b)     Are you an affiliate of a broker-dealer?

                 Yes              No

                 For purposes of this Item (5)(b), an "affiliate" of a broker-dealer shall include any company that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employer by such broker-dealer or its affiliates.

         (c) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

                 Yes              No

                 Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

         (d) State whether the undersigned Selling Securityholder received Registrable Securities as compensation for underwriting activities:

                 Yes              No

                 If yes, you must provide a complete description of the circumstances:

                 _______________________________________________________________

                 _______________________________________________________________

6.       RELATIONSHIPS WITH THE COMPANY.

         Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

         State any exceptions here:

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________
         By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the prospectus delivery and other provisions of the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, particularly Regulation M.

         In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) of its rights and obligations under this Selling Securityholder Questionnaire and the Registration Rights Agreement.

         By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Registration Statement and related Prospectus.

         In accordance with the Selling Securityholder's obligations under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Registration Statement remains in effect and to provide any additional information as the Company reasonably may request. Except as otherwise provided in the Registration Rights Agreement, all notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

                 (i)      To the Company:

                          Synova Healthcare Group, Inc.
                          Rose Tree Corporate Center
                          1400 N. Providence Road
                          Suite 6010, Building II
                          Media, PA 19063
                          Attention: Stephen King

                 (ii)     With a copy (which shall not constitute notice) to:

                          Blank Rome LLP
                          One Logan Square
                          Philadelphia, PA 19103
                          Attention: Alan L. Zeiger, Esquire

         Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company, the terms of this Selling Securityholder Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above). This Agreement shall be governed in all respects by the laws of the State of Nevada.



         IF YOU NEED MORE SPACE FOR ANY RESPONSE, PLEASE ATTACH ADDITIONAL SHEETS OF PAPER AND INDICATE YOUR NAME AND ITEM NUMBER. PLEASE ALSO EXECUTE EACH SUCH ADDITIONAL SHEET.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Selling Securityholder Questionnaire to be executed and delivered either in person or by its duly authorized agent.


Dated: ____________________________, 2006    SELLING SECURITYHOLDER
                                             (Print/type full legal name of
                                             beneficial owner of Registrable
                                             Securities)


                                             By:    ____________________________

                                             Name:  ____________________________

                                             Title: ____________________________


         PLEASE RETURN THE COMPLETED AND EXECUTED SELLING SECURITYHOLDER QUESTIONNAIRE FOR RECEIPT ON OR BEFORE ____________________, 2006 TO THE COMPANY AT:

                          Synova Healthcare Group, Inc.
                           Rose Tree Corporate Center
                             1400 N. Providence Road
                             Suite 6010, Building II
                                 Media, PA 19063
                             Attention: Stephen King


               with a copy (which shall not constitute notice) to:

                                 Blank Rome LLP
                                One Logan Square
                        Philadelphia, Pennsylvania 19103
                       Attention: Alan L. Zeiger, Esquire

                                                                    Exhibit 4.22
                                                                    ------------
                                             EXHIBIT 1 TO SELLING SECURITYHOLDER
                                                        NOTICE AND QUESTIONNAIRE


              NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

Synova Healthcare Group, Inc.
Rose Tree Corporate Center
1400 N. Providence Road
Suite 6010, Building II
Media, PA 19063
Attention:  Stephen King

         Re:     Synova Healthcare Group, Inc. (the "Company")
                 Common Stock, par value $0.001 per share

Dear Sirs:

         Please be advised that ________________________ has transferred _______ shares of the Company's common stock pursuant to an effective Registration Statement on Form SB-2 (File No. 333 -__________) filed by the Company.

         We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the common stock is named as a selling securityholder in the Prospectus dated ____________, 2006 or in amendments or supplements thereto, and the number of shares of common stock transferred are [a portion of] the shares of common stock listed in such Prospectus, as amended or supplemented, opposite such owner's name.

         Dated:

         Very truly yours,





         ____________________________________________
         (Name)



         By:_________________________________________
                   (Authorized Signature)